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                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints THOMAS J. BERTHEL, and in his stead, Ronald O. Brendengen his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intends and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.


  /s/ Henry Royer                                          July 5        , 2000
---------------------------------------------         -------------------------
HENRY ROYER, President of Berthel Fisher &
         Company Planning, Inc.


  /s/ Ronald O. Brendengen                                 July 5        , 2000
---------------------------------------------         -------------------------
RONALD O. BRENDENGEN, Director, Chief
         Financial Officer and Treasurer of
         Berthel Fisher & Company Planning,
         Inc. (principal financial and
         accounting officer)


  /s/ Leslie D. Smith                                      July 5        , 2000
---------------------------------------------         -------------------------
LESLIE D. SMITH, Secretary and Director of
         Berthel Fisher & Company Planning,
         Inc.


   /s/ Von Elbert                                          July 5        , 2000
---------------------------------------------         -------------------------
VON ELBERT, Director of Berthel Fisher &
         Company Planning, Inc.